FORM 8-K
                                 CURRENT REPORT



              (As last amended in Real. N. 34-25113, eff. 1/30/95.)


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 17, 1999



                               Lake Ariel Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



      Pennsylvania                    2-85306                23-2244948
(State or other jurisdiction       (Commission             (I.R.S. employer
     of incorporation)             file number)                Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania                          18436
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (570) 698-5695

Former name or former address, if changed from last report:  Not Applicable.

Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not Applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.


Item 5.           Other Events.

On Monday, August 16, 1999, the Boards of Directors of NBT Bancorp, Inc. and Lake Ariel Bancorp, Inc. announced they have entered into a definitive agreement of merger. The merger is subject to the approval of each companies' shareholders and banking regulators. See press release attached for further details and discussion.


Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7.           Financial Statements and Exhibits.

                  Financial Statement of Business Acquired.

                           Not Applicable.

                  Pro Forma Financial Information.

                           Not Applicable.

                  Exhibits.

                           Press Release.

Item 8.           Change in Fiscal Year.

                  Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LAKE ARIEL BANCORP, INC.
                                    (Registrant)




Date:    August 17, 1999            /S/ Joseph J. Earyes
                                    --------------------
                                    Joseph J. Earyes, Vice President
                                    and Treasurer